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                                                                   Exhibit 23.11

                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
WPL Laboratories, Inc.:

We consent to the incorporation by reference of our report, which is included in Amendment No. 3 to the registration statement on Form S-1 of Internet Capital Group, Inc. (No. 333-91447) into this registration statement.


/s/ KPMG LLP

Boston, Massachusetts
December 14, 1999